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                                                                    EXHIBIT 10.5

THIS SETTLEMENT is made the 24th day of May One thousand nine hundred and ninety four

B E T W E E N

(1) WYNFORD PETER HOLLOWAY of Temple Lodge Sibford Gower near Banbury Oxfordshire ("the Settlor")

(2) PETER BRIAN WEBER and VIVIAN GEORGE BINES both of 48 The Parade Cardiff ("the Trustees" which expression shall where the context so admits include the trustees or trustee for the time being of this Settlement)

W H E R E A S

(A) THE SETTLOR wishes to make this Settlement and has transferred or delivered to the Trustees or otherwise placed under their control the property specified in the Second Schedule and from time to time further monies investments or other property may be paid or transferred to the Trustees by way of addition

(B)      IT IS intended that this Settlement shall be irrevocable

NOW THIS DEED IRREVOCABLY WITNESSES AS FOLLOWS

1.       Definitions

(a)      "the Trust Fund" shall mean

         (i)      the property specified in the Second Schedule and

         (ii) all money investments or other property paid or transferred by any person or persons to or so as to be under the control of and (in either case) accepted by the Trustees as additions and

         (iii) all accumulations (if any) of income directed to be held as an accretion to capital and

         (iv) the money investments and property from time to time representing the said money investments property additions and accumulations

(b)      "the Trust Period" shall mean the period ending on the earlier of:

         (i) the last day of the period of 80 years from the date of this Settlement which period (and no other) shall be the applicable perpetuity period or

         (ii) such date as the Trustees shall by deed at any time or times specify (not being a date earlier than the date of execution of any such deed or later than a date previously specified)

(c) "the Accumulation Period" shall mean the period of 21 years from the date of this Settlement or the Trust Period if shorter


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(d)      "the Beneficiaries" shall mean the following objects or persons
(whether or not such objects or persons are now in existence or come into existence during the Trust Period):

         All employees past present and future of the companies MSU Limited and MSU PLC and any subsequent companies and their spouses children and remoter issue.

2.       Trust for sale

THE TRUSTEES shall hold the Trust Fund UPON TRUST as to investments or property other than money in their absolute discretion to sell call in or convert into money all or any of such investments or property but with power to postpone such sale calling in or conversion and to permit the same to remain as invested and upon trust as to money with the like discretion to invest the same in their names or under their control in any of the investments authorized by this settlement or by law with power at the like discretion from time to time to vary or transpose any such investments for others so authorised

3.       Power to add or remove the beneficiaries

(a) THE Trustees may at any time or times during the Trust Period add to or remove such one or more objects or persons as The Trustees shall (subject to the application (if any) of the rule against perpetuities) determine

(b)      Any such addition shall be made by deed

         (i)      naming or describing the objects or persons to be added and

         (ii) specifying the date or the happening of the event (not being earlier than the date of execution of the deed but before the end of the Trust Period) upon which the addition shall take effect

4.       Trusts of added property

THE Trustees shall hold the Trust Fund UPON WITH AND SUBJECT TO the trusts powers and provisions of this Settlement and the Trustees shall have the right at any time or times during the Trust Period to accept such additional money investments or other property as may be paid or transferred to them UPON these trusts by the Settlor or any other person either personally or by testamentary act or disposition (including property of an onerous nature the acceptance of which the Trustees consider to be beneficial)

5.       Power of appointment

(a) THE Trustees shall hold the capital and income of the Trust Fund UPON such trusts in favour or for the benefit of all or such one or more of the Beneficiaries exclusive of the other or others of them in such shares or proportions if more than one and with and subject to such powers and provisions for their respective maintenance education or other benefit or for the accumulation of





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income (including administrative powers and provisions and discretionary trusts and powers to be executed or exercised by any persons or person whether or not being or including the Trustees or any of them) and so that the exercise of this power of appointment may be delegated to any extent and in such manner generally as the Trustees (subject to the application (if any) of the rule against perpetuities) by any deed or deeds revocable during the Trust Period or irrevocable and executed during the Trust Period shall (with the written consent of the Settlor during the Settlor's lifetime but otherwise in their absolute discretion) appoint Provided always that no exercise of this power shall invalidate any prior payment or application of all or any part or parts of the capital or income of the Trust Fund made under any other power or powers conferred by this Settlement or by law

(b) Notwithstanding Clause 12 of the First Schedule the Trustees may not release or restrict this power during the Settlor's lifetime without the Settlor's written consent

6.       Trusts in default of appointment

UNTIL and subject to and in default of any appointment under Clause 5

(a) The Trustees shall pay or apply the income of the Trust Fund to or for the benefit of all or such one or more of the Beneficiaries exclusive of the other or others of them as shall for the time being be in existence and in such shares if more than one and in such manner generally as the Trustees shall in their absolute discretion from time to time think fit.

(b) Notwithstanding the provisions of subclause (a) the Trustees may at any time or times during the Accumulation Period in their absolute discretion instead of applying all or any part or parts of the income accumulate the same in the way of compound interest by investing or otherwise applying it and its resulting income from time to time in any applications or investments authorised by this deed or by law and subject to subclause (c) shall hold such accumulations as an accretion to capital

(c) The Trustees may at any time or times during the accumulation Period apply the whole or any part or parts of the income accumulated under subclause
(b) as if it were income arising in the then current year

(d) Notwithstanding the trusts powers and provisions declared and contained in this clause the Trustees may

         (i) at any time or times during the Trust Period pay or apply the whole or any part or parts of the capital of the Trust Fund to or for the benefit of all or such one or more of the Beneficiaries exclusive of the other or others of them in such shares if more than one and in such manner generally as the Trustees shall in their absolute discretion think fit

         (ii) (subject to the application (if any) of the rule against perpetuities) pay or transfer any income or capital of the Trust Fund to the trustees of any other trust wherever established or existing under which all or any one or more of the Beneficiaries is or are interested (whether or not all or such one or more of the Beneficiaries is or are the





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                 only objects or persons interested or capable of benefiting under such other trust) if the Trustees shall in their absolute discretion consider such payment or transfer to be for the benefit of all or such one or more of the Beneficiaries

7.       Administrative powers

THE Trustees shall in addition and without prejudice to all statutory powers have the powers and immunities set out in the First Schedule provided that the Trustees shall not exercise any of their powers so as to conflict with the beneficial provisions of this Settlement.

8.       Extended power of maintenance

SECTION 31 of the Trustee Act 1925 shall be deemed to apply as if the words 'may in all the circumstances be reasonable' had been omitted from paragraph
(i) of subsection (1) and in substitution there had been inserted the words 'the Trustees may think fit' and as if the proviso at the end of subsection (1) had been omitted

9.       Extended power of advancement

SECTION 32 of the Trustee Act 1925 shall be deemed to apply as if the proviso
(a) of subsection (1) had been omitted

10.      Power to purchase company shares

(a) The trustees shall (unless they see reason for doing otherwise) apply any moneys forming part of or added to the Trust Fund in purchasing shares in the Companies set out in clause 1(d) hereof to be held as part of the Trust Fund (and in making such purchases shall not be obliged to have regard to the need to diversify the investments of the Trust Fund) in order to encourage and facilitate the holding of shares or debentures in the Companies by or for the benefit of the bona fide employees or former employees of the Companies whether by means of a sale (whether or not for full consideration) to or the grant of options over shares in the company pursuant to the provisions of an employee share scheme ("a Scheme") or the exercise of the power of appointment in Clause 5 in favour of, any Beneficiary.

PROVIDED THAT

(i) at any time when the Trust Fund comprises shares in the Companies the Trustees shall on receipt of a written notice from the Companies grant options (in such form as the Companies shall prescribe) to such persons (being Beneficiaries) and in respect of such number of shares in the Companies as the Companies shall specify in its said notice whereafter and in the event and to the extent that such options are exercised the Trustees shall effect all necessary and appropriate transfers of shares to the persons concerned within the time prescribed by the rules of the Scheme which said transfers shall take effect freed from the trusts herein declared respecting such shares.





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(ii)     the Companies may at any time and from time to time by notice in writing direct that the Trustees make purchases of shares in the Companies with moneys paid or transferred to the Trustees for that purpose to the intent that any shares to purchased shall be used for the purpose of a Scheme.

11.      Trustee charging clause

a) ANY Trustee which shall be a trust corporation or company authorised to undertake trust business shall be entitled in addition to reimbursement of its proper expenses to remuneration for its services in accordance with its published terms and conditions for trust business in force from time to time and in the absence of any such published terms and conditions in accordance with such trustee and the Settlor or (if the Settlor is unfit unable or unwilling to act) the person or persons by whom the power of appointing new trustees is for the time being exercisable

b) Any trustee who is a solicitor or other person engaged in a profession or business shall be entitled to charge and be paid all normal professional or other charges for business done services rendered or time spent personally or by such trustee's firm in the administration of these trusts including acts which a trustee not engaged in any profession or business could have done personally

c) Any trustee shall be entitled to retain any brokerage or other commission which may be received personally or by such trustee's firm in respect of any transaction carried out on behalf of this Settlement for which such trustee or trustee's firm is in the normal course of business allowed brokerage or other commission notwithstanding that the receipt of such brokerage or commission was procured by an exercise by such trustee or the Trustee of powers over the Trust Fund

12.      Appointment of new trustees

(a) DURING the lifetime of the Settlor the power of appointing new trustees shall be vested in the Settlor.

(b) A person may be appointed to be a trustee notwithstanding that such person is not resident in the United Kingdom and remaining out of the United Kingdom for more than twelve months shall not be a ground for the removal of a trustee

13.      Clause headings

THE clause headings are included for reference only and do not affect the interpretation of this settlement

14.      Proper law forum and place of administration

(a) THE proper law of this Settlement shall be that of England and Wales and all rights under this settlement and its construction and effect shall be subject to the jurisdiction of and construed according to the laws of England and Wales





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(b)      The courts of England and Wales shall be the forum for the administration of these trusts

(c)      Notwithstanding the provisions of subclauses (a) and (b)

         (i) The Trustees shall have power (subject to the application (if any) of the rule against perpetuities) to carry on the general administration of these trusts in any jurisdiction in the world whether or not such jurisdiction is for the time being the proper law of this Settlement or the courts of such jurisdiction are for the time being the forum for the administration of these trusts and whether or not the Trustees or any of them are for the time being resident or domiciled in or otherwise connected with such jurisdiction

         (ii) The Trustees may at any time declare in writing that from the date of such declaration the proper law of this Settlement shall be that of any specified jurisdiction (not being a jurisdiction under the law of which this Settlement would be capable of revocation) and that all rights under this settlement and its construction and effect shall be subject to and construed according to the laws of that jurisdiction

         (iii) The Trustees may at any time declare in writing that from the date of such declaration the forum for the administration of these trusts shall be the courts of any specified jurisdiction

15.      Stamp duty certificate

It is hereby certified that this instrument falls within Category L in the Schedule to the Stamp Duty (exempt Instruments) Regulations 1987

IN WITNESS whereof this deed has been executed the day and year first before written


                               THE FIRST SCHEDULE

                             Administrative powers

1.       POWER OF INVESTMENT

         (a) SUBJECT as provided below any monies requiring investment may be invested in or upon any investments of whatever nature and wherever situate whether producing income or not or whether involving liability or not (including the purchase of any immovable or movable property or any interest in such property and including purchases made for the purpose of enabling all or any one or more of the Beneficiaries to have the occupation use or enjoyment in specie of the asset purchased or other purpose which the Trustees consider to be in the interests of any one or more of the Beneficiaries) as the Trustees shall in their absolute discretion think fit so that the Trustees shall have the same full and unrestricted powers of making and changing investments of such monies as if they





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were absolutely and beneficially entitled to such monies and without prejudice to the generality of the above the Trustees shall not be under any obligation to diversify their investment of such monies

         (b) The acquisition of any such reversionary interest or any policy of insurance or assurance sinking fund policy or other policy of whatever nature or any annuity or securities or other investments not producing income or of a wasting nature or for any other reason not within the meaning of the word 'investment' strictly construed shall be deemed to be an authorised investment of trust monies if the Trustees shall consider the same to be for the benefit of any one or more of the Beneficiaries

(c) Where any such reversionary interest policy security or investment as is described in subclause (b) is comprised in the Trust Fund or where any other security or investment is sold with the right to receive the dividend or interest accrued or accruing no part of any accretion to the value or of any premium or bonus or other sum (whether in respect of arrears of or prospective dividend or interest or income or otherwise) which accrues or is payable when the same falls into possession or is redeemed or matures or on repayment of the capital monies so secured or when any sale or disposal is made shall be apportionable to or be treated as income

(d) The Trustees shall have power to exchange property for other property of a like or different nature and for such consideration and on such conditions as they in their absolute discretion think fit

2.       POWER TO LEND AND TO GIVE GUARANTEES

(a) THE Trustees shall have power to lend money or property with or without security to a of any one or more of the Beneficiaries either free of interest or on such terms as to payment of interest and generally as the Trustees shall in their absolute discretion think fit

(b) The Trustees shall have power to guarantee the payment of money and the performance of obligations in respect of any existing or future borrowings by any one or more of the Beneficiaries from third parties or guarantees indemnities or other commitments of like nature given to third parties by any one or more of the Beneficiaries including without prejudice to the generality of the above the power to pledge the whole or part of the assets comprising the Trust Fund in support of any such guarantee given as above by the Trustees and to enter into such indemnities as they shall in their absolute discretion think fit in connection with any such guarantee

3.       POWER TO PERMIT OCCUPATION OF PROPERTY AND ENJOYMENT OF CHATTELS

THE Trustees shall have power to permit any one or more of the Beneficiaries to occupy or reside in or upon any real or immovable property or to have the enjoyment and use of chattels or other movable property for the time being held upon these trusts on such terms as to payment of rent rates taxes and other expenses and outgoings and as to insurance repair and decoration and generally upon such terms as the Trustees shall in their absolute discretion think fit


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4.       POWER TO EFFECT INSURANCE POLICIES AND TO BORROW

THE Trustees shall have power to effect and maintain insurance policies on the life of any person (and pay any premium or premiums out of the Trust Fund) and shall have power to borrow and raise money on the security of the Trust Fund for any purpose (including the investment of the monies so raised as part of the Trust Fund) and to mortgage charge or pledge any part of the Trust Fund as security for any monies so raised and to guarantee the payment of money and the performance of obligations in respect of borrowings by any company fully or partly owned by the Trustees and in connection with such guarantees to enter into such indemnities as the Trustees shall in their absolute discretion think fit

5.       POWERS IN RELATION TO REAL PROPERTY

WHERE the Trust Fund for the time being includes any real or immovable property (in this clause referred to as 'the land')

(a) The Trustees may lease all or any part of the land for any purpose and whether involving waste or not and for any term and either wholly or partly in consideration of a rent (whether fixed or variable) or fine or premium or the erection improvement or repair or any agreement to erect improve or repair buildings or other structures on the land and may accept (with or without consideration) surrender of any lease of all or any part of the land

(b) The Trustees may in executing any trust or power of sale sell all or any part of the land either wholly or partly in consideration of an annual sum payable either in perpetuity or for any term (whether definite or indefinite) and being either reserved out of the land sold or secured in such other manner as the Trustees shall in their absolute discretion think fit

(c)      The Trustees may in executing any trust or power of sale or leasing:

         (i) sell or lease all or any part of the land whether the division is horizontal or vertical or made in any other way

         (ii) sell or lease or reserve any easement or right or privilege over all or any part of the land

         (iii) sell or lease or except or reserve any timber or mines or minerals on or in or under all or any part of the land together with any easements rights or privileges of curring or working and carrying away the same or otherwise incidental to or connected with forestry or mining purposes

         (iv) impose and make binding for the benefit of all or any part of the land sold or leased any restrictions or stipulations as to user or otherwise affecting any part of the land retained

         (v) accept in exchange for all or any part of the land to be sold or leased (either with or without any money paid or received for equality of exchange) any other real or immovable property or any lease


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         (vi)    enter into any contract or grant any option for the sale or leasing of all or any part of the land or otherwise for the exercise by the Trustees of any of their above powers

(d) The Trustees shall not be bound to see to nor be liable or accountable for omitting or neglecting to see to the repair or insurance of any buildings or other structures on the land or to the payment or any outgoings or otherwise as to the maintenance of the land or any buildings or other structures on the land but may maintain repair or insure the same in such manner and to such extent as they shall in their absolute discretion think fit.

(e) The Trustees may from time to time expend monies altering or improving the land or any buildings or other structures on the land (including erecting demolishing or rebuilding the same) to such extent and in such a manner as they shall in their absolute discretion think fit and any certificate in writing of any architect or surveyor employed by the Trustees to the effect that any work specified in such certificate is or includes an alteration or an improvement to the land or any such building or other structure shall be conclusive as between the Trustees and the Beneficiaries that any money expended on such work was properly expended in exercise of this power

6.       POWERS IN RELATION TO CHATTELS

WHERE the Trust Fund for the time being includes any chattels (in this clause referred to as "the chattels")

(a) The Trustees may sell lease hire deposit store other otherwise deal with the chattels upon such terms as they shall in their absolute discretion think fit.

(b) The Trustees shall not be bound to see to nor be liable or accountable for omitting or neglecting to see to the repair or insurance of the chattels but may repair and insure the chattels in such a manner and to such an extent as they shall in their absolute discretion think fit.

7.       POWER TO TRADE

(a) THE Trustees shall have power to trade or take part in any venture in the nature of trade whether solely or jointly with any other person and whether or not by way of partnership (limited or general) and for these purposes make such arrangements as they shall in their absolute discretion think fit and may delegate any exercise of this power to any one or more of their number or to a company or partnership formed for this purpose.

(b) Any power vested in the Trustees under this Settlement shall (where applicable) extend to any arrangements in connection with any such trade or venture and in particular but without prejudice to the generality of the above the Trustees' powers of borrowing and charging shall extend to any borrowing arrangements made in connection with such trade or venture and whether made severally or jointly with others or with unequal liability and the Trustees shall be entitled to be fully indemnified





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out of the Trust Fund against all personal liability to which they may become in any manner subject in connection with any such trade or venture.

8.       POWER TO GIVE INDEMNITIES

(a) THE Trustees shall have power to enter into any indemnity in favour of any former trustee or any other person in respect of any fiscal imposition or other liability of any nature prospectively payable in respect of the Trust Fund or otherwise in connection with this Settlement and to charge or deposit the whole or any part of the Trust Fund as security for any such indemnity in such manner in all respects as they shall in their absolute discretion think fit.

(b) The Trustees shall have power to give or enter into any indemnify warranty guarantee undertaking or covenant or enter into any type of agreement that they shall in their absolute discretion think fit relating to the transfer or sale of a business or private company shareholding held or owed for the time being by the Trustees whether relating to the business or company itself its assets liabilities shares or employees or any other aspect of the business or company in favour of any transferee purchaser or other relevant party and including any limitation or restriction on value or otherwise as the Trustees shall in their absolute discretion think fit.

9.       EXCLUSION OF APPORTIONMENT

THE statutory and equitable rules of apportionment shall not apply to this Settlement and the Trustees shall be permitted to treat all dividends and other payments in the nature of income received by them as income at the date of receipt irrespective of the period for which the dividends or other income is payable.

10.      POWER TO DEAL WITH INSURANCE POLICIES

THE Trustees shall in addition and without prejudice to all statutory and other powers conferred upon them have the following powers in relation to any insurance policy ('the policy') from time to time comprised in the Trust Fund

         (a)     To borrow on the security of the policy for any purpose

         (b) To convert the policy into a fully paid-up policy for a reduced sum assured free from payment of future premiums

         (c) To surrender the policy wholly or any part or any bonus attaching to the policy for its cash surrender value

         (d) To sell the policy or any substituted policy on such terms as the Trustees shall in their absolute discretion think fit





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         (e)     To exercise any of the powers conferred by the policy or with the consent of the insurer to alter the amount or occasion of the payment of the sum assured or to increase or decrease the amount of the periodic premiums (if any) payable under the policy or to alter the period during which the premiums are payable and to do any of these things notwithstanding that the sum assured may be reduced always to production of evidence of insurability satisfactory to the insurer

11.      POWER TO VARY ADMINISTRATIVE PROVISIONS

THE Trustees shall have power at any time or times during the Trust Period by deed or deeds to revoke or vary any of the administrative provisions of this

Settlement or to add any further administrative provisions as the Trustees may consider expedient for the purposes of this Settlement and without prejudice to the generality of the above for ensuring that at all times there should be a trustee of this Settlement and that the Trust fund shall be fully and effectively vested in or under the control of such trustee and that the funds of this Settlement shall be enforceable by the Beneficiaries provided always that the power conferred by this clause shall only be exercisable if the Trustees shall be advised in writing by a lawyer of at least 10 years' standing qualified in the law of the jurisdiction which for the time being is the proper law of this Settlement that it would be expedient for the purposes of this Settlement that the administrative provisions be revoked varied or added to in the manner specified in such written advice and that such power shall be exercisable only by the Trustees executing a deed in a form appropriate to carry such advice into effect

12.      RELEASE OF POWERS

THE Trustees may by deed or deeds and so as to bind their successors as trustees release or restrict the future exercise of all or any of the powers by this Settlement or by law conferred on them either wholly or to the extent specified in any such deed or deeds notwithstanding the fiduciary nature of any such powers

13.      POWER OF APPROPRIATION

THE Trustees shall have power in their absolute discretion to appropriate any part of the Trust Fund in its then actual condition or state of investment in or towards satisfaction of any interest or share in the Trust fund as may in all the circumstances appear to them to be just and reasonable and for the above purposes from time to time to place such value on any or all investments or other property as they shall in their absolute discretion think fit.

14.      POWER TO VOTE AND TO EMPLOY NOMINEES AND CUSTODIANS

IN respect of any property comprised in the Trust Fund the Trustees shall have power





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         (a)     To vote upon or in respect of any shares securities bonds
notes or other evidence of interest in or obligation of any corporation trust association or concern whether or not affecting the security or the apparent security of the Trust Fund or the purchase or sale or lease of the assets of any such corporation trust association or concern.

         (b) To deposit any such shares securities or property in any voting trust or with any depository designated under such a voting trust

         (c) To give proxies or powers of attorney with or without power of substitution for voting or acting on behalf of the Trustees as the owners of any such property

         (d) To hold any or all securities or other property in bearer form or in the names of the Trustees or any one or more of them or in the name of some other person or partnership or in the name or names of nominees without disclosing the fiduciary relationship created by this Settlement and to deposit the said securities and any title deeds or other documents belonging or relating to the Trust Fund in any part of the world with any bank firm trust company or other company that undertakes the safe custody of securities as part of its business without being responsible for the default of such bank firm trust company or other company or for any consequent loss

15.      POWER TO DELEGATE MANAGEMENT OF INVESTMENTS

         (a) THE Trustees shall have power to engage the services of such investments adviser or advisers as the Trustees may from time to time think fit ('the investment adviser') to advise the Trustees in respect of the investment and reinvestment of the Trust Fund with power for the Trustees without being liable for any consequent loss to delegate to the investment adviser discretion to manage all or any part of the Trust Fund within the limits and for the period stipulated by the Trustees and the Trustees shall settle the terms and conditions for the remuneration of the investment adviser and the reimbursement of the investment adviser's expenses as the Trustees shall in their absolute discretion think fit and such remuneration and expenses shall be paid by the Trustees from the Trust Fund

         (b) The Trustees shall not be bound to enquire into nor be in any manner responsible for any changes in the legal status of the investment adviser

         (c) The Trustees shall incur no liability for any action taken pursuant to or for otherwise following the advice of the investment adviser however communicated

16.      POWER TO RECEIVE REMUNERATION

NO trustee shall be liable to account for any remuneration or other profit received by such trustee in consequence of such trustee acting as or being appointed to be a director or other officer or employee of any company notwithstanding that such appointment was procured by an exercise by such trustee or by the Trustees of voting rights attached to securities comprised in the Trust Fund





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17.      POWER TO PROMOTE COMPANIES

THE Trustees may (without prejudice to the generality of their powers of investment) promote to join with any other person or persons in promoting or incorporating any company in any part of the world or subscribe for or acquire any of the shares or stock or debentures or debenture stock or loan capital of any company with a view to or in consideration of:

         (i) the establishment and carrying on by such company of a business of any kind which the Trustees are for the time being authorised to carry on themselves and the acquisition of any of the assets comprised in the Trust Fund which may be required for the purposes of such business

         (ii) the acquisition of the assets and undertaking of any business being carried on by the Trustees under the above power

         (iii) the acquisition of all or any of the assets comprised in the Trust Fund to be held as investments of the company acquiring the same

18. TRUSTEES NOT BOUND TO INTERFERE IN BUSINESS OF COMPANY IN WHICH THE SETTLEMENT IS INTERESTED

THE Trustees shall not be bound or required to interfere in the management or conduct of the business of any company wherever resident or incorporated in which the Settlement shall be interested although holding the whole or a majority of the shares carrying the control of the company but so long as the Trustees shall have no notice of any act of dishonesty or misappropriation of monies on the part of the directors having the management of such company the Trustees shall be at liberty to leave the conduct of its business (including the payment or non-payment of dividends) wholly to the directors and the Beneficiaries shall not be entitled to require the distribution of any dividend by any such company or require the Trustees to exercise any powers they may have of compelling any such distribution

19.      POWER TO INSURE PROPERTY

THE Trustees shall have power to insure against any loss or damage from any peril any property for the time being comprised in the Trust Fund for any amount and to pay the premiums out of the Trust Fund

20.      POWER TO APPOINT AGENTS

THE Trustees shall have power instead of acting personally to employ and pay at the expense of the Trust Fund any agent in any part of the world whether attorneys solicitors accountants brokers banks trust companies or other agents without being responsible for the default of any agent if employed in good faith to transact any business or act as nominee or do any act in the execution of these trusts including without prejudice to the generality of the above the receipt and payment of monies and the execution of documents

21.      POWER TO PERMIT SELF-DEALING

THE Trustees shall have power to enter into any transaction concerning the Trust Fund notwithstanding that one or more of the Trustees may be interested in the transaction other than as one of the Trustees and without any trustee who is so interested being liable to account for any reasonable incidental profit provided that at least one of the Trustees who is not interested in the transaction other than as a trustee approves the transaction

22.      INDEMNITY

IN the execution of these trusts no trustee

         (a) shall be liable for any loss to the Trust Fund arising by reason of any improper investment made or retained in good faith or for the negligence or fraud of any agent employed by such trustee or by any of the Trustees although the employment of such agent was not strictly necessary or expedient or by reason of any mistake or omission made in good faith by such trustee or by any of the Trustees or by reason of any matter or thing except wilful or individual fraud or dishonesty on the part of the trustee who is sought to be made liable

         (b) shall be obliged to ascertain before distributing amongst the Beneficiaries the whole or any part of the Trust Fund whether any person whose parents are not married to each other at the time of birth or who claim through such a person is or may be entitled to an interest in the Trust Fund nor shall a trustee be liable to any such person of whose existence the trustee has no notice or who claims through such a person

23.      DELEGATION OF POWERS

         (a) THE Trustees may delegate to any one or more of their number the operation of any bank account in their names

         (b) Any Trustee shall have power at any time (notwithstanding any rule of law to the contrary) by deed or deeds revocable during the Trust Period or irrevocable and executed during the Trust Period to delegate to any person (including in cases where there is more than one trustee to any other or others of the Trustees) the exercise of all or any powers conferred on such trustee notwithstanding the fiduciary nature of such power or powers

                              THE SECOND SCHEDULE

                              The initial trust fund

                              699,771 Shares in MSU Limited


SIGNED AS A DEED AND DELIVERED             )
BY WYNFORD PETER HOLLOWAY in the           )    /s/
presence of:                               )    ------------------------------

              /s/
              ------------------
SIGNED AS A DEED AND DELIVERED             )
BY PETER BRIAN WEBER in the                )    /s/
presence of:                               )    ------------------------------

              /s/
              ------------------
SIGNED AS A DEED AND DELIVERED             )
BY VIVIAN GEORGE BINES in the              )    /s/
presence of:                               )    ------------------------------

              /s/
              ------------------